                                                                   EXHIBIT 10.15

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
SECTION 7 OF THIS WARRANT.


                               WEBVAN GROUP, INC.



                    WARRANT TO PURCHASE UP TO 600,000 SHARES
                           OF SERIES C PREFERRED STOCK


        THIS CERTIFIES THAT, for value received, Bechtel Corporation, a Nevada corporation, is entitled to purchase up to 600,000 shares of Series C Preferred Stock, no par value (as adjusted pursuant to Section 4 hereof, the "Shares"), of Webvan Group, Inc., a California corporation (the "Company"), at a price of Six Dollars and Ninety-Seven Cents ($6.97) per share (such price and such other price as shall result, from time to time, from the adjustments specified in
Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Series C Preferred" shall mean the Company's presently authorized Series C Preferred Stock, and any stock into or for which such Series C Preferred Stock may hereafter be converted or exchanged, and (b) the term "Date of Grant" shall mean July 8, 1999.

        1. Vesting; Term. The purchase right represented by this Warrant shall be exercisable in accordance with the following vesting schedule:

               (a) This Warrant shall first be exercisable as to 50,000 Shares beginning on the date hereof.

               (b) This Warrant shall first be exercisable as to an additional 50,000 Shares at such time as six (6) DC Projects (as defined in that certain Contract for Turnkey Design/Build Construction and Related Services by and between the Company and Bechtel Corporation dated as of July 8, 1999 (the "Construction Contract")) for which Bechtel Corporation has performed Construction Services under the Construction Contract have achieved Final Completion (as defined in the Construction Contract).

               (c) This Warrant shall first be exercisable as to an additional 19,230 Shares at such time as each DC Project (including the DC projects referred to in Section 1(b) hereof) for which Bechtel Corporation has performed Construction Services under the Construction Contract achieves Final Completion (as defined in the Construction Contract) and is completed On Time/On Budget (as defined in the Construction Contract).

The holder of this Warrant understands that except as set forth in Sections 1(a) and 1(b) hereof, this Warrant shall only become exercisable at such time as each individual DC Project for which Bechtel Corporation has performed Construction Services under the Construction Contract achieves Final Completion and is completed On Time/On Budget (each as defined in the Construction Contract) and that under no circumstances shall this Warrant be exercisable as a result of any lapse of time or in connection with any other services provided by Bechtel Corporation to the Company, whether under the Construction Contract or otherwise.

        Notwithstanding anything to the contrary in this Warrant, this Warrant shall immediately terminate and expire unless exercised on or prior to 5:00 p.m. (California Time) on July 8, 2004, and this Warrant shall be of no further force or effect on and after such date.

        2. Method of Exercise: Payment. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer to an account designated by the Company, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) pursuant to the provisions of Section 9 hereof. The person in whose name any certificate representing shares of Series C Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as reasonably practicable and in any event within thirty (30) days after such exercise. If such exercise is in part only, a notation shall be made on this Warrant indicating the number of shares as to which the Warrant has been exercised.

        3. Stock Fully Paid: Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series C Preferred to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series C Preferred into Common Stock.

        4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than (i) a merger effected for the principal purpose of changing the Company's state of incorporation, (ii) a merger in which the shareholders of the Company prior to the transaction continue to hold at least fifty percent (50%) of the voting power of the successor corporation following the transaction, or (iii) a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series C Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Series C Preferred then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers, consolidations and transfers.

               (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide, by split or otherwise, or combine its outstanding shares of Series C Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective. When any adjustment is required to be made to the Warrant Price, the number of shares issuable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment, such that the aggregate purchase price payable for the total number of shares purchasable under this Warrant (as adjusted) shall remain the same.

               (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series C Preferred payable in Series C Preferred, or
(ii) make any other distribution with respect to Series C Preferred (except any distribution specifically provided for in the foregoing subparagraphs (a) and
(b)) then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series C Preferred outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Series C Preferred outstanding immediately after such dividend or distribution. When any adjustment is required to be made to the Warrant Price, the number of shares issuable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment, such that the aggregate purchase price payable for the total number of shares purchasable under this Warrant (as adjusted) shall remain the same.

               (d) Conversion Ratio. Each share of Series C Preferred is convertible into one (1) share of the Company's Common Stock as of the date hereof. The number of shares of the Company's Common Stock issuable upon the conversion of the Series C Preferred shall be adjusted from time to time pursuant to the Company's Restated Articles of Incorporation.

        5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series C Preferred shall be adjusted, the Company shall make a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series C Preferred after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

        6. Fractional Shares. No fractional shares of Series C Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Series C Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

        7. Compliance with Securities Act: Disposition of Warrant or Shares.

               (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series C Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series C Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act or an exemption from such registration is available, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Series C Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale. This

Warrant and all shares of Series C Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

        In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

        (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

        (2) The holder understands that this Warrant and any securities issuable upon the exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one year or any other fixed period in the future.

        (3) The holder further understands that this Warrant and any securities issuable upon the exercise hereof must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the holder understands that the Company is under no obligation to register this Warrant and any securities issuable upon the exercise hereof; provided however, that the Company will use its good faith efforts to permit the holder to become a party to the Registration Rights Agreement dated October 29, 1997, as amended, by and among the Company and certain shareholders of the Company.

        (4) The holder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

        (5) The holder further understands that at the time it wishes to sell this Warrant and any securities issuable upon the exercise hereof there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the holder may be precluded from selling this Warrant and any securities issuable upon the exercise hereof under Rule 144 even if the one-year minimum holding period had been satisfied.

        (6) The holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

               (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Series C Preferred acquired pursuant to the exercise of this Warrant or any shares of Common Stock issued upon conversion of the Series C Preferred, in each case prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing in sufficient detail the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Series C Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series C Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series C Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, at any time that the Common Stock is publicly traded, such Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the

Company shall have been furnished with such information as the Company and its counsel may reasonably request to provide assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares of Series C Preferred or Common Stock transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

        8. No Rights as a Shareholder. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Series C Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        9. Conversion Right.

               9.1 Right to Convert Warrant into Common Stock: Net Issuance.

                        (a) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, but only to the extent this Warrant has not otherwise been exercised, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series C Preferred (or Common Stock if the Series C Preferred has been automatically converted into Common Stock) as provided in this Section 9.1(a) at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Series C Preferred (or Common Stock if the Series C Preferred has been automatically converted into Common Stock) equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Series C Preferred (or Common Stock if the Series C Preferred has been automatically converted into Common Stock) on the Conversion Date (as herein defined).

        Expressed as a formula, such conversion shall be computed as follows:

        X= B - A
          ------
             Y

        Where: X = the number of shares of Series C Preferred
                             (or Common Stock) that may be issued to holder

                      Y = the fair market value (FMV) of one share of
                              Series C Preferred (or Common Stock)

                      A = the aggregate Warrant Price (i.e., Converted
                              Warrant Shares x Warrant Price)

                      B = the aggregate FMV (i.e., FMV x Converted Warrant
                              Shares)

        No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

                        (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

                        (c) Determination of Fair Market Value. For purposes of this Section 9.1, "fair market value" of a share of Series C Preferred (or Common Stock if the Series C Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                                (i) If traded on a securities exchange, the fair
market value per share of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five (5) day period ending one (1) business day prior to the Determination Date, and the fair market value of the Series C Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series C Preferred is then convertible;

                                (ii) If traded over-the-counter, the fair market
value per share of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five (5) day period ending one
(1) business day prior to the Determination Date, and the fair market value of the Series C Preferred shall be deemed to be such fair market value of the Common

Stock multiplied by the number of shares of Common Stock into which each share of Series C Preferred is then convertible; and

                                (iii) If there is no public market for the
Common Stock, then fair market value per share shall be determined by mutual agreement of the holder of this Warrant and the Company (by action of its Board of Directors), and if the holder and the Company are unable to so agree, by an appraiser approved by both the Company (by action of its Board of Directors) and the holder of this Warrant, such approvals not to be unreasonably withheld. The fees and expenses of such appraiser shall be borne equally by the parties.

        10. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

               (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

               (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

               (c) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company's Restated Articles of Incorporation, as amended, will be validly issued, fully paid and nonassessable; and

               (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Restated Articles of Incorporation or by-laws, do not and will not contravene any material law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

        11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the registered holder of this Warrant.

        12. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

        13. Market Stand-off Agreement. The holder of this Warrant agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such holder during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Act with respect to the Company's initial public offering. The holder of this Warrant further agrees to execute any standard lock-up agreement that the underwriters require in connection with such offering. The Company may impose stop-transfer instructions with respect to the Common Stock (or securities) subject to the foregoing restriction until the end of said period.

        14. Binding Effect on Successors. Except as otherwise set forth herein, this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and shall be binding upon any holder of this Warrant.

        15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company and its transfer agent, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

        16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

        17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.



                  [Remainder of page intentionally left blank]

        This Warrant was issued by the Company and the terms hereof were accepted by the holder of this Warrant on July 8, 1999.


                             WEBVAN GROUP, INC.


                             By: /S/ LOUIS H. BORDERS
                                 ---------------------------------------------

                             Title: CHAIRMAN & CEO
                                    ------------------------------------------

                             Address: 1241 E. Hillsdale Blvd., Suite 210 Foster City, CA 94404-1214



                             BECHTEL CORPORATION


                             By:/S/ D. DONLY
                                ----------------------------------------------

                             Title:  PRESIDENT N.A. REGION
                                     -----------------------------------------

                             Address:   50 Beale Street
                                        San Francisco, CA 94105

                                    EXHIBIT A

                               NOTICE OF EXERCISE



To:     Webvan Group, Inc.
        1241 E. Hillsdale Blvd., Suite 210
        Foster City, CA  94404-1214


        1. The undersigned hereby elects to exercise this Warrant as to __________ shares of Series C Preferred Stock (or Common Stock issuable upon the conversion thereof) of Webvan Group, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The purchase price is being paid by (check one):

        ___    (i)    check;
        ___    (ii)   wire transfer;
        ___    (iii)  exercise of the Conversion Right (as defined in Section
                      9 of the Warrant).

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned.

        3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.



                                   --------------------------------------------
                                   (Signature)


---------------------
(Date)

                                   Schedule 1


                       INVESTMENT REPRESENTATION STATEMENT


Purchaser:     Bechtel Corporation

Company:       Webvan Group, Inc.

Security:      Series C Preferred Stock

Amount:

Date:

        In connection with the purchase of the above-listed securities and underlying Common Stock issuable upon conversion of the securities (collectively, the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

        (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

        (b) The Purchaser understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

        (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

        (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

        (f) The Purchaser agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Purchaser during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Act with respect to the Company's initial public offering. The Purchaser further agrees to execute any standard lock-up agreement that the underwriters require in connection with such offering. The Company may impose stop-transfer instructions with respect to the Common Stock (or securities) subject to the foregoing restriction until the end of said period.

        (g) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                   Purchaser:



                                   -------------------------------------------



                                   Date: ________________, 199__